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                                                                    EXHIBIT 23.2


                      [BLACKMAN KALLICK BARTELSTEIN LOGO]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


           We consent to the incorporation by reference in the current report of Clark/Bardes Holdings, Inc. (Form 8-K) of our report dated August 12, 1999 relating to the financial statements of The Wamberg Organization, Inc. for the year ended December
           31, 1997.


                      /s/ BLACKMAN KALLICK BARTELSTEIN,LLP


Chicago, Illinois
September 15, 1999